                                                                EXHIBIT 24
                                                                ----------


                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 8th day of October, 1996.



                                            /s/  Dan R. Carmichael
                                            -------------------------------
                                                 Dan R. Carmichael

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 5th day of October, 1996.




                                            /s/  Allan P. Kirby, Jr.
                                            -------------------------------
                                                 Allan P. Kirby, Jr.

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 9th day of October, 1996.



                                            /s/   F.M. Kirby
                                            -------------------------------
                                                  F.M. Kirby

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 7th day of October, 1996.



                                            /s/   William K. Lavin
                                            -------------------------------
                                                  William K. Lavin

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 7th day of October, 1996.



                                            /s/   John E. Tobin
                                            -------------------------------
                                                  John E. Tobin

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 8th day of October, 1996.



                                            /s/  James F. Will
                                            -------------------------------
                                                 James F. Will

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 9th day of October, 1996.



                                            /s/  Paul F. Woodberry
                                            -------------------------------
                                                 Paul F. Woodberry

                                 POWER OF ATTORNEY


                   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT
         M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 31,564 shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Shares") issued to the former shareholders of Chicago Title of Colorado, Inc., a Colorado corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of August 22, 1996, among the Company, Alleghany Acquisition Corporation, a Colorado corporation, Alleghany Corporation, and each of the shareholders of the Company, including specifically, but without limitation thereof, power and authority to sign his name as a director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of said Shares and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                   IN WITNESS WHEREOF the undersigned has subscribed these presents on the 7th day of October, 1996.



                                            /s/  Roger Noall
                                            -------------------------------
                                                 Roger Noall